VAN KAMPEN UNIT TRUSTS, SERIES 800

                         EAFE Select 20 Portfolio 2008-4

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 1, 2008

   Notwithstanding anything to the contrary in the prospectus, the stock of Dexus Property Group and Goodman Group have been liquidated from the trust set forth above because of the negative tax treatment which could result from the ownership of a passive foreign investment company.


Supplement Dated: December 24, 2008